Exhibit 99.1

September 2019 Investor Presentation INVESTOR PRESENTATION September 2019 JERNIGAN CAPITAL 6410 Poplar Ave, Suite 650 Memphis, TN 38119

September 2019 Investor Presentation SAFE HARBOR DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Such statements relate to our future performance, future book value, rates of return, ability to obtain future financing, including our ability to increase the capacity under our credit facility, the internalization process, exit capitalization rates, our use of capital, the timing of our investment cycle, future deliveries of new self-storage facilities in United States markets, the expected timing of completion of projects we finance, our ability to acquire wholly-owned assets, future profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A and Series B Preferred Stock, our investment pipeline, our anticipated investment closings, future funding of existing investment commitments, and components of our third quarter and full-year 2019 earnings guidance. The ultimate occurrence of events and results referenced in these forward-looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund our investment pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participation interests. These forward-looking statements are based upon our present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as of this date, and we undertake no duty to update any forward-looking statements contained herein. For a discussion of these and other risks facing our business, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other filings we make with the Securities and Exchange Commission (“SEC”) from time to time, which are accessible on the SEC’s website at www.sec.gov. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data. Unless otherwise indicated, all metrics presented herein are as of June 30, 2019. 2

September 2019 Investor Presentation INTRODUCTION OUR MISSION OUR TICKER SYMBOL Jernigan Capital provides debt and equity capital to private developers, owners and operators of self-storage facilities with a view toward eventual outright ownership of facilities we finance. Our mission is to maximize shareholder value by accumulating a multi-billion dollar investment portfolio consisting of the newest, most attractive and best located self-storage facilities in the United States through a talented and experienced team demonstrating the highest levels of integrity, dedication, excellence and community. 3

September 2019 Investor Presentation RECENT EVENTS 4 .. $94 million committed investments, comprised of six development investments and seven acquisitions of developers’ interests (1) .. Investment activity since the quarter ended June 30, 2019: .. 7/2/2019: The Company entered into an agreement with the borrower on its Miami construction loan pursuant to which the Company acquired all of the interests in the entity that owns the property that secured the loan, and both parties dismissed all state court litigation related to that loan. .. 7/11/2019: The Company closed on a development investment with a commitment amount of $13.1 million in Brooklyn, New York. .. 8/15/2019: The Company acquired the developer’s interest in the JCAP-financed self-storage development located in Jacksonville, Florida (“Jacksonville 2”). With this acquisition, the Company now has 100% ownership of ten on-balance sheet self-storage facilities. .. 8/21/2019: The Company closed on a development investment with a commitment amount of $8.7 million in New Hyde Park, New York. THE FOLLOWING OCCURRED TO-DATE 2019: (1) As of August 31, 2019.

September 2019 Investor Presentation MANAGEMENT COMPANY INTERNALIZATION UPDATE 5 .. Management Agreement between JCAP and the Manager sets forth a process for internalization that begins no later than October 3, 2019 – that process has been well described in public filings. .. If internalization occurs, the internalization price will be a negotiated value, payable 100% in operating company units of JCAP’s operating company. .. Management Agreement provides a fair and independent process led by independent directors and advisors and designed to produce a win-win for JCAP stockholders and the Manager. .. JCAP stockholders have final say through a stockholder vote. .. As described in our public filings, the internalization is subject to a number of conditions and negotiations between the Manager and JCAP’s independent directors. KEY HIGHLIGHTS

September 2019 Investor Presentation .. $250+ million pipeline of investments in underwriting .. Increasing short-term opportunity to acquire full ownership of existing projects as majority of JCAP-financed projects are completed and are in lease-up .. Bridge and other creative financing structures provide additional acquisition opportunities in addition to accretive earnings growth opportunities Significant Identified and Potential Growth Opportunities Compelling Investment Economics .. Solely focused on self-storage – top performing real estate sector in total shareholder return since 1994(1) .. Core Investment Structure – 6.9%+ fixed return and profits interest = high IRRs, strong earnings and value growth .. RoFRs (“Rights of First Refusal”) and motivated sellers create opportunities to acquire developers’ interests in existing projects at attractive development yields; 14 buyouts completed through August 31, 2019 Flexible Capital Structure Supports Strong Future Growth .. Demonstrated access to capital for external growth via public offerings of common and preferred stock, private preferred stock, ATM programs, credit facility, secured term loans, senior participations and joint venture transactions .. Identified sources of capital to fund all current commitments .. Strong ownership by senior executives and board (~6%) and institutions (~69%)(4) High Quality Platform with Demonstrated Expertise .. 76 current investments totaling ~$943 million – $810 million on balance sheet and $133 million in joint venture with Heitman (“Heitman JV”)(2) .. Dedicated team with extensive knowledge of and relationships within the self-storage industry .. Disciplined investment process; closed on only ~9% of the investments evaluated since IPO(3) .. Scalable corporate platform and best-of-class third party management by powerful REIT platforms – e.g. CUBE, EXR, LSI INVESTMENT HIGHLIGHTS (1) Source: Nareit. | (2) Represents closed loan commitments and wholly-owned property investments as of 8/31/19, excluding closed investments that have been repaid. | (3) Represents closed loan commitments and wholly-owned property investments as of 8/31/19, including closed investments that have been repaid. | (4) As of 6/30/19. 6

September 2019
Investor Presentation

EXPERIENCED AND ALIGNED SENIOR MANAGEMENT TEAM

~6% MANAGEMENT AND BOARD OWNERSHIP CREATES SIGNIFICANT ALIGNMENT OF INTERESTS



Dean Jernigan

Executive Chairman of the Board

- 32+ years in the self-storage industry
- Invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of Nareit's Board of Governors from 1995 to 2002
- Member of Nareit's Executive Committee from 1998 to 2002



John Good

Chief Executive Officer

- President and COO of Jernigan Capital from June 2015 until October 2018; IPO counsel to Jernigan Capital
- 28+ years of experience with national corporate / securities law firms
- Former corporate and securities counsel to CubeSmart
- Ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in Nareit since 1994



Jonathan Perry

President & Chief Investment Officer

- 20+ years in the self-storage industry
- CIO of CubeSmart, leading over $3.5 billion of self-storage investments
- Worked in various finance and real estate positions at Storage USA and its successor GE Capital Real Estate



Kelly Luttrell

Senior Vice President & Chief Financial Officer

- 15+ years in accounting, including 11 years in Ernst & Young's assurance practice
- Extensive experience with multiple equity and debt transactions for publicly-traded companies ranging from small cap companies to Fortune 100 companies
- Served in a leadership role for several years on large multi-family REIT engagement



David Corak

Senior Vice President, Corporate Finance

- 6+ years of sell-side research experience at Stifel Financial Corp. and B Riley FBR covering the self-storage sector amongst other REIT sectors
- 2+ years of banking experience at PNC Financial Services
- CFA® Charterholder

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September 2019 Investor Presentation JCAP’S COMPETITIVE ADVANTAGE CREATIVE INVESTMENT STRUCTURES PROVIDE ONE-STOP SHOP .. Development financing of up to 97% loan-to-cost (“LTC”). Banks offer 60% to 65% .. JCAP can offer flexible financing structures on both development projects and projects in lease-up .. Developer freed of burden to raise capital from multiple sources .. Unitranche JCAP pricing (coupon + profits interest + RoFR) is highly competitive compared to pricing of component parts NON-RECOURSE .. JCAP capital is non-recourse to the developer (except for certain carve outs) SELF-STORAGE EXPERTISE AND FOCUS .. JCAP adds value as a storage expert that can assist in avoiding costly common mistakes, such as selecting poor sites in saturated submarkets and selecting subpar property managers who do not drive occupancy or effectively manage revenue and / or operating expenses 8 RELIABLE EXIT OPTION .. JCAP is a reliable exit option for developers – operating partnership units provide tax efficient means for developer exit MIAMI 1 | 490 NW 36TH Street Miami, FL 33127 JACKSONVILLE 2 | 45 Jefferson Road Jacksonville, FL 32225

September 2019 Investor Presentation HIGH ROI BUSINESS MODEL EXECUTED IN TOP SELF-STORAGE MARKETS ATTRACTIVE RISK-ADJUSTED RETURNS THROUGH EQUITY PARTICIPATION DEVELOPMENT INVESTMENTS Ground-up Construction | Major Redevelopment .. Focus on programmatic self-storage development of Generation V facilities in top-tier markets .. Partner with experienced developers who desire a reliable, highly-experienced and fair capital partner: .. High character, financial stability and proven track record for picking great sites .. Known to JCAP management .. Loyalty .. Target projects expected to generate mid-to-high teens unlevered IRR(1) .. RoFR or developer buyout allows JCAP long-term ownership at above-market long-term yields PRIMARY INVESTMENT STRATEGY TYPICAL INVESTMENT TERMS .. 90% to 97% LTC .. 6 year term .. RoFR .. Equity & cash flow participation .. 10% to 30% funded at origination; balance funded over 15 to 24 months (1) Projected IRR range assumes the following: 3 to 5 year lease-up period, an 8.0% to 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization. 9

DEVELOPMENT PROJECT INVESTMENT TIMELINE

September 2019
Investor Presentation

- Below is a timeline for a typical development project. JCAP investment targets include:
  - Targeted investment yield of at least 300bps above prevailing stabilized cap rate
  - Investment equal to 90-97% of total cost with fixed interest rate of 6.9%
  - 49.9% profits interest and RoFR
  - 1.0% origination fee

  TOTAL FAIR VALUE GAIN = (STABILIZED VALUE - TOTAL COST) X 49.9%


Construction Start → Stabilization
~4 to 7 YEARS
Investment Closing
Construction Completion
Stabilization
Term Sheet to Closed Investment
Facility Construction
(~90% of JCAP commitment funded by construction completion)
Lease-up Period
(Remaining ~10% of JCAP commitment funded over first 12 to 18 months of lease-up)
2 to 4 MONTHS
16 to 24 MONTHS
Fair value accounting recognition of 1/3 estimated profit between 40% completion and substantial completion
3 to 5 YEARS
Fair value accounting recognition of balance of estimated profit over remaining term of investment using DCF method
Cumulative % of Total Fair Value Gain Recognized
~33%
~45% to 50%
100%

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September 2019 Investor Presentation SELECTIVE SITE SELECTION (1) Represents closed loan commitments and wholly-owned property investments as of 8/31/19, including closed investments that have been repaid. $11.4 billion INVESTMENTS REVIEWED $1.4 billion TERM SHEETS ISSUED $1.0 billion SIGNED TERM SHEETS $1.0 billion (~9% of Evaluated) CLOSED INVESTMENTS(1) 11 STRINGENT UNDERWRITING PROCESS BASED ON MANAGEMENT’S EXTENSIVE EXPERIENCE AND SUCCESSFUL TRACK RECORD INVESTING IN SELF-STORAGE

September 2019 Investor Presentation HIGH QUALITY SELF-STORAGE PROPERTIES LOCATED IN ATTRACTIVE MARKETS Note: Percentages and Company’s market average are weighted based on committed total investment amounts. | (1) Source: Census Bureau. | (2) As of 8/31/2019. | (3) Other markets include Austin, Baltimore, Charlotte, Columbia, Fort Lauderdale, Houston, Kansas City, Knoxville, Louisville, Milwaukee, New Haven, New Orleans, Philadelphia, Pittsburgh, Raleigh, Stamford, Tampa, and Washington, DC. PORTFOLIO HIGHLIGHTS .. Investments in a portfolio of newly built, multi-story, climate controlled, Class-A self-storage facilities primarily located within the best submarkets of the top 50 MSAs .. 97% of facilities located within the top 50 MSAs; 84% located within the top 25 MSAs(1) .. Target submarkets are characterized by strong projected population growth and below average self-storage supply .. Seek submarkets positioned for high return self-storage development .. High density, population growth and household incomes ..Concentration of renters (particularly millennials) 12 GEOGRAPHIC DIVERSIFICATION(2)(3) Miami 20% New York City 19% Atlanta 11% Orlando 4% Los Angeles 4% Jacksonville 4% Minneapolis 4% Denver 4% Boston 3% Other 27% EXPOSURE TO TOP MSAs(2) 84% 97% 0% 20% 40% 60% 80% 100% Top 25 Top 50

September 2019
Investor Presentation

ATTRACTIVE INVESTMENT PORTFOLIO

$943 MILLION COMMITTED[1] / 76 INVESTMENTS[1]

	NUMBER OF PROPERTIES:				
	TOTAL	OPEN	UNDER CONSTR.	NRSF	INVESTMENT COMMIT.
ON-BALANCE SHEET					
Wholly-Owned	10	9	1	736,367	$117,617
Development	50	28	22	4,058,597	$608,851
Bridge	5	5	-	367,088	$83,324
HEITMAN JV*					
Wholly-Owned	4	4	-	307,482	$48,312
Development	7	7	-	521,672	$85,119
TOTAL	**76**	**53**	**23**	**5,991,206**	**$943,223**

* Heitman JV commitment amounts represent total Heitman JV investment, of which JCAP has a 10% interest.

INVESTMENTS BY TYPE


73%
Development: 73%; $693.9 million
Bridge: 9%; $83.3 million
Wholly-Owned: 18%; $165.9 million[2]

KEY PORTFOLIO STATISTICS

- ~66% of current development investments expected to be completed by 12/31/2019
- 46 facilities open for at least one full leasing season[3]
  - 56.5% average occupancy after 19 months open[4]
  - 450 bps above underwritten expectation[4]

STATUS OF INVESTMENTS


12%
11%
30%
22%
17%
8%
2016: 12%; $114.7 million delivered
2017: 11%; $99.9 million delivered
2018: 30%; $281.8 million delivered
2019E: 22%; $212.2 million expected to deliver
2020E: 17%; $161.5 million expected to deliver
2021E: 8%; $73.0 million expected to deliver

Notes: Percentage of portfolio based on committed total investment amounts. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets. | **(1)** Represents closed loan commitments and wholly-owned property investments as of 8/31/19, excluding closed investments that have been repaid. | **(2)** Represents developers' interests acquired and loan balance outstanding at the time of acquisition. Includes $117.6 million on-balance sheet with the remainder representing the SL1 Venture's four wholly-owned assets. | **(3)** Represents properties opened on or before April 1, 2019 based on management's self-storage experience. | **(4)** As of 8/27/19. Average weighted based on net rentable square feet.

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September 2019 Investor Presentation 14 CURRENT PORTFOLIO AND INVESTMENT PIPELINE Note: As of August 31, 2019. Boston Washington, DC Kansas City New Haven-Stamford New York City-Northern NJ Philadelphia Tampa Los Angeles Baltimore Miami Atlanta Orlando Minneapolis Jacksonville Houston Austin New Orleans Knoxville Louisville Charlotte Columbia Milwaukee Pittsburgh Raleigh Denver Development Markets Existing Markets Existing Markets & Pipeline Pipeline San Francisco

September 2019 Investor Presentation BUSINESS MODEL PROVEN FROM ORIGINATION TO ACQUISITION (1) Funded principal balance of the loan (net of unamortized origination fees) as of the date of acquisition. | (2) Represents cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. PROPERTY HIGHLIGHTS .. Multi-story, climate controlled facility totaling 59,848 NRSF .. Investment originated in September 2015; C/O achieved August 2016; JCAP acquired developer interest January 2018 .. Located on East West Parkway, just west of Highway 17, in Fleming Island, FL .. Submarket average household income: $101,396 .. ~$193,000 additional cash flow from owning property vs. interest income on 6.9% loan from acquisition date through July 31, 2019 KEY METRICS ($ in 000s) Date Acquired January 2018 JCAP Loan Balance Outstanding(1) $5,966 JCAP Incremental Capital Investment(2) $2,720 Total JCAP Capital Investment $8,686 Initial Underwritten Stabilized NOI $627 Most Recent NOI Annualized (as of July 31, 2019) $625 NOI % of Stabilized Underwritten 100% Physical Occupancy (as of July 31, 2019) 92% Underwritten Stabilization Date August 2019 Months Remaining to Underwritten Stabilization Date 1 JACKSONVILLE 1 | 1939 East West Pkwy Fleming Island, FL 32003 15

WHOLLY-OWNED PROPERTIES

September 2019
Investor Presentation

JCAP NOW HAS 100% OWNERSHIP OF TEN ON-BALANCE SHEET SELF-STORAGE FACILITIES

SUMMARY & HIGHLIGHTS

- Development loans on the ten properties converted to equity
- ~7.5% to 8.5% average stabilized yield on JCAP Capital Investment[1]
- Recent acquisitions demonstrate JCAP's ability to execute long-term strategy to own developed assets at compelling yields

WHOLLY-OWNED PORTFOLIO SUMMARY

PROPERTY NAME	MSA	DATE OPENED	DATE ACQUIRED	NRSF[2]	% PHYSICAL OCCUPANCY[3]
Orlando 1,2	Orlando, FL	5/1/2016	8/9/2017	93,965	88.3%
Jacksonville 1	Jacksonville, FL	8/12/2016	1/10/2018	59,848	91.0%
Atlanta 2	Atlanta, GA	5/24/2016	2/2/2018	66,187	85.2%
Atlanta 1	Atlanta, GA	5/25/2016	2/2/2018	71,718	88.4%
Pittsburgh	Pittsburgh, PA	5/11/2017	2/20/2018	47,594	41.7%
Charlotte 1	Charlotte, NC	8/18/2016	8/31/2018	85,350	64.0%
New York City 1	New York, NY	9/29/2017	12/21/2018	105,272	73.0%
New Haven	New Haven, CT	12/16/2016	3/8/2019	64,225	79.1%
Miami	Miami, FL	Expected 4Q19	7/2/2019	71,953	N/A
Jacksonville 2	Jacksonville, FL	3/27/2018	8/15/2019	70,255	60.0%
TOTAL / AVG.				736,367	75.5%



PITTSBURGH | 6400 Hamilton Ave Pittsburgh, PA 15206



ATLANTA 2 | 340 Franklin Road Gateway SE Marietta, GA 30067

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(1) Stabilized yield represents projected stabilized NOI divided by JCAP Capital Investment. JCAP Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. Net operating income (NOI) is a non- GAAP financial measure that excludes from operating income the impact of depreciation and general and administrative expense. Projected stabilized NOI represents NOI at an expected time in the future when operations at the facility have stabilized from lease-up occupancy and rental rates. | (2) The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | (3) Physical occupancy as of 8/27/19. Average weighted based on NRSF. Excludes the Miami property.

MIAMI BRIDGE INVESTMENT

September 2019
Investor Presentation



WEST DORAL |
590 NW 137th Ave Miami, FL 33182



BRICKELL |
1103 SW 3rd Ave Miami, FL 33130



COCONUT GROVE |
2434 SW 28th St Miami, FL 33133



PEMBROKE PINES |
18460 Pines Blvd Pembroke Pines, FL 33029



DORAL |
4001 NW 77th Ave Miami, FL 33166

INVESTMENT SUMMARY & HIGHLIGHTS

- Bridge financing provided to take out existing construction debt and certain equity capital partners on a portfolio consisting of five newly built, Generation V facilities
- IRR consistent with development investments with discount for lack of construction risk and reduced lease-up risk and opportunity for long-term JCAP ownership
- ~$77 million immediate investment by JCAP with attractive economic terms similar to the Company's traditional development loans
- ~$6 million in interest and operating reserves to be funded during portfolio lease-up to bring total commitment to ~$83 million
  - Three properties at 6.9% cash interest
  - Two properties at 6.5% cash interest + 3.0% interest paid in kind ("PIK") (1)
  - 49.9% profits interest
  - 90% C/O LTV, 70% Stabilized LTV

PORTFOLIO SUMMARY

$ in 000s						
PROPERTY NAME	**SUBMARKET**	**LOCATION**	**DATE OPENED**	**% PHYSICAL OCCUPANCY(2)**	**NRSF**	**COMMITMENT AMOUNT**
Miami 6	West Doral	Miami, FL	8/12/2016	86.9%	76,765	$13,370
Miami 4	Brickell	Miami, FL	10/9/2016	92.0%	74,685	20,201
Miami 8	Coconut Grove	Miami, FL	12/12/2016	95.3%	51,923	13,553
Miami 7	Pembroke Pines	Pembroke Pines, FL	3/26/2018	58.3%	86,640	18,462
Miami 5	Doral	Miami, FL	8/13/2018	44.8%	77,075	17,738
TOTAL						**$83,324**

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(1) The two projects that were under construction at close will each also pay a $1 million preferred return to the developer after payment to JCAP of the PIK interest and before the 49.9% profits interest split. | (2) Physical occupancy as of 8/27/19.

JCAP CAPITAL SOURCES AND INVESTMENT USES

September 2019
Investor Presentation

SUMMARY & HIGHLIGHTS

- $228 million total estimated cash investment remaining on existing and projected 2019 commitments
- Funding in place for all remaining cash investment on existing commitments and a portion of projected 2019 commitments comprised of cash on hand, capacity on the Company's secured credit line and bank term loan
- The Company has available $240 to $275 million from other potential capital sources to fund potential additional capital needs

ESTIMATED FUNDING PER YEAR ON EXISTING AND PROJECTED 2019 COMMITMENTS[3] ($ IN MILLIONS)


$140
$120
$100
$80
$60
$40
$20
$-
$87
$115
$26
2019R
2020
Thereafter

SOURCES AND USES FOR INVESTMENT AS OF 6/30/2019 ($ IN MILLIONS)[1]

ESTIMATED CAPITAL TO BE USED IN INVESTING ACTIVITIES	
Contractual investment obligations:	
Development property investments	$196
Bridge investments	2
Total Committed Investments	**$198**
Remaining Prospective Investments per FY 2019 guidance	30
Total to Fund Investments	**$228**

ESTIMATED SOURCES OF CAPITAL	
Cash and cash equivalents as of June 30, 2019	$4
Identified secured debt on one wholly-owned property	7
Remaining credit facility capacity[2]	172
Remaining capital needs	45
Total Sources	**$228**

Other Potential Capital Sources	Potential Proceeds	Timing
Mortgage refi. / capital recycling	$25-50 million	TBD
Potential sales of current investments	$10-20 million	TBD
ATM availability	~$40 million	TBD
Potential exercise of accordion feature of credit facility	$165 million	TBD
Total	**$240-275 million**	

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(1) Does not include financing spend or operating cash flow. | (2) Assumes increase in the availability under the Credit Facility. As of June 30, 2019, the Company had $162.9 million of total availability for borrowing under the Credit Facility ($100.0 million available after considering amounts outstanding), and can provide no assurances that it will be able to increase the availability to meet these expectations. | (3) 2019 projected capital commitments per the midpoint of the Company's 2019 guidance range.

September 2019 Investor Presentation CONTACT JERNIGAN CAPITAL JERNIGAN CAPITAL, INC investorrelations@jernigancapital.com 6410 Poplar Ave, Suite 650 Memphis, TN 38119 www.jernigancapital.com 19

September 2019 Investor Presentation APPENDIX

PORTFOLIO DETAIL

September 2019
Investor Presentation

Current Portfolio

$ in 000s Date Acquired	Location (MSA)	Investment Type	Date Opened	JCAP Capital Investment [(1)]	Size (NRSF) [(2)]	Months Open [(3)]	% Physical Occupcany [(3)]
REIT Level Investments - as of 6/30/2019							
8/9/2017	Orlando 1/2	Wholly-Owned	5/1/2016	$12,047	93,965	40	88.3%
1/10/2018	Jacksonville 1	Wholly-Owned	8/12/2016	8,686	59,848	37	91.0%
2/2/2018	Atlanta 2	Wholly-Owned	5/24/2016	8,766	66,187	39	85.2%
2/2/2018	Atlanta 1	Wholly-Owned	5/25/2016	10,467	71,718	39	88.4%
2/20/2018	Pittsburgh	Wholly-Owned	5/11/2017	8,061	47,594	28	41.7%
8/31/2018	Charlotte 1	Wholly-Owned	8/18/2016	10,525	85,350	36	64.0%
12/21/2018	New York City 1	Wholly-Owned	9/29/2017	20,212	105,272	23	73.0%
3/8/2019	New Haven	Wholly-Owned	12/16/2016	9,511	64,225	32	79.1%
Subtotal Wholly-Owned Properties				**$88,275**	**594,159**	**34**	**77.3%**

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Note: Represents portfolio as of 6/30/2019. | **(1)** JCAP Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. | **(2)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(3)** Months open and physical occupancy as of 8/27/2019. Average physical occupancy weighted based on NRSF.

PORTFOLIO DETAIL – CONTINUED

September 2019
Investor Presentation

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 6/30/2019							
7/2/2015	Milwaukee [2]	Development	C/O achieved Oct. 2016	$7,650	$7,648	$2	$9,006
8/14/2015	Raleigh [2]	Development	C/O achieved Mar. 2018	8,792	8,789	3	8,635
10/27/2015	Austin [2]	Development	C/O achieved Mar. 2017	8,658	8,089	569	7,966
9/20/2016	Charlotte 2 [2]	Development	C/O achieved Aug. 2018	12,888	12,110	778	13,666
11/17/2016	Jacksonville 2 [2][7]	Development	C/O achieved Mar. 2018	7,530	7,405	125	9,471
1/18/2017	Atlanta 3 [2]	Development	C/O achieved Aug. 2019	14,115	10,973	3,142	12,966
1/31/2017	Atlanta 4 [2]	Development	C/O achieved Jul. 2018	13,678	13,413	265	16,385
2/24/2017	Orlando 3 [2]	Development	C/O achieved Jul. 2018	8,056	7,491	565	9,255
2/24/2017	New Orleans [2]	Development	C/O achieved Dec. 2018	12,549	11,469	1,080	13,494
2/27/2017	Atlanta 5 [2]	Development	C/O achieved Apr. 2019	17,492	16,114	1,378	19,307
3/1/2017	Fort Lauderdale [2]	Development	C/O achieved May 2019	9,952	9,015	937	12,562
3/1/2017	Houston [2]	Development	C/O achieved May 2019	14,825	14,549	276	17,536
4/14/2017	Louisville 1 [2]	Development	C/O achieved Aug. 2018	8,523	7,294	1,229	8,821
4/20/2017	Denver 1 [2]	Development	C/O achieved Jun. 2019	9,806	8,136	1,670	9,629
4/20/2017	Denver 2 [2]	Development	C/O achieved Jul. 2018	11,164	10,788	376	12,612
5/2/2017	Atlanta 6 [2]	Development	C/O achieved Oct. 2018	12,543	11,412	1,131	14,211
5/2/2017	Tampa 2 [2]	Development	C/O achieved May 2019	8,091	7,361	730	8,663
5/19/2017	Tampa 3 [2]	Development	C/O achieved Nov. 2018	9,224	7,949	1,275	9,559
6/12/2017	Tampa 4 [2]	Development	C/O achieved Oct. 2018	10,266	9,218	1,048	12,256
6/19/2017	Baltimore 1 [2][6]	Development	C/O achieved Nov. 2018	10,775	10,172	954	12,198
6/28/2017	Knoxville [2]	Development	C/O achieved Nov. 2018	9,115	8,317	798	9,728
6/29/2017	Boston 1 [2][6]	Development	C/O achieved Aug. 2018	-	-	-	2,867
6/30/2017	New York City 2 [2][6]	Development	C/O achieved Dec. 2018	27,982	27,221	1,996	29,920
7/27/2017	Jacksonville 3 [2]	Development	C/O achieved Nov. 2018	8,096	7,391	705	9,242

Note: Represents portfolio as of 6/30/2019. | **(1)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 6/30/2019. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 6/30/2019. | **(4)** Estimated C/O dates represent the Company's best estimate as of 6/30/2019, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment. | **(6)** This loan was repaid in full through a refinancing negotiated by our partner. The investment represents our 49.9% Profits Interest which was retained during the transaction. | **(7)** On August 15, 2019, the Company acquired the membership interest of its development partner in its Jacksonville 2 investment.

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PORTFOLIO DETAIL – CONTINUED

September 2019
Investor Presentation

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 6/30/2019							
8/30/2017	Orlando 4 [2]	Development	C/O achieved Jan. 2019	9,037	7,830	1,207	9,825
9/14/2017	Los Angeles 1	Development	C/O expected Q1 2021	28,750	9,230	19,520	9,395
9/14/2017	Miami 1 [3]	Development	C/O expected Q1 2020	14,657	8,556	6,101	8,593
9/28/2017	Louisville 2 [2]	Development	C/O achieved Aug. 2018	9,940	9,151	789	11,213
10/12/2017	Miami 2 [5]	Development	C/O expected Q3 2020	9,459	1,399	8,119	1,202
10/30/2017	New York City 3 [5]	Development	C/O expected Q3 2020	15,301	5,602	9,900	5,315
11/16/2017	Miami 3 [5]	Development	C/O expected Q2 2020	20,168	6,430	13,941	6,090
11/21/2017	Minneapolis 1 [3]	Development	C/O expected Q3 2019	12,674	7,950	4,724	9,046
12/1/2017	Boston 2 [2]	Development	C/O achieved Mar. 2019	8,771	7,176	1,595	8,764
12/15/2017	New York City 4 [3]	Development	C/O expected Q1 2020	10,591	3,723	6,868	3,833
12/27/2017	Boston 3	Development	C/O expected Q1 2021	10,174	2,653	7,521	2,553
12/28/2017	New York City 5 [3]	Development	C/O expected Q4 2019	16,073	9,440	6,633	10,308
2/8/2018	Minneapolis 2 [2]	Development	C/O achieved Mar. 2019	10,543	9,040	1,503	9,972
3/30/2018	Philadelphia [2][5]	Development	C/O achieved Apr. 2019	14,338	11,324	3,264	11,569
4/6/2018	Minneapolis 3 [3]	Development	C/O expected Q4 2019	12,883	6,691	6,192	7,629
5/1/2018	Miami 9 [5]	Development	C/O expected Q3 2020	12,421	3,344	9,171	3,242
5/15/2018	Atlanta 7	Development	C/O expected Q1 2020	9,418	1,798	7,620	1,797
5/23/2018	Kansas City [3]	Development	C/O expected Q4 2019	9,968	4,500	5,468	5,065
6/7/2018	Orlando 5 [3]	Development	C/O expected Q4 2019	12,969	4,977	7,992	5,491
11/16/2018	Baltimore 2	Development	C/O expected Q3 2020	9,247	703	8,544	652
3/1/2019	New York City 6	Development	C/O expected Q4 2020	18,796	3,021	15,775	2,962
4/18/2019	New York City 7 [5]	Development	C/O expected Q3 2020	23,462	5,770	17,726	5,484
				$561,410	**$372,632**	**$191,205**	**$429,955**

Note: Represents portfolio as of 6/30/2019. | **(1)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 6/30/2019. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 6/30/2019. | **(4)** Estimated C/O dates represent the Company's best estimate as of 6/30/2019, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment.

23

PORTFOLIO DETAIL – CONTINUED

September 2019 Investor Presentation

Current Portfolio

$ in 000s							
Closing Date	**Location (MSA)**	**Investment Type**	**Status [4]**	**Commitment**	**Funded Investment [1]**	**Remaining Unfunded Commitment**	**Fair Value**
REIT Level Investments - as of 6/30/2019							
Preferred equity investments:							
6/12/2018	Los Angeles 2 [5]	Development	C/O expected Q4 2020	9,298	4,756	4,874	4,780
3/15/2019	Stamford [5]	Development	C/O expected Q4 2019	2,904	2,963	-	2,975
5/8/2019	New York City 8 [5]	Development	C/O expected Q3 2021	21,000	21,214	-	21,446
				$33,202	**$28,933**	**$4,874**	**$29,201**
Construction loans:							
12/23/2015	Miami [6]	Construction	C/O expected Q4 2019	17,733	17,733	-	17,733
				$17,733	**$17,733**	**$0**	**$17,733**
Subtotal Development Investments				**$612,345**	**$419,298**	**$196,079**	**$476,889**
3/2/2018	Miami 4 [2]	Bridge	C/O achieved Oct. 2016	20,201	20,201	-	23,665
3/2/2018	Miami 5 [2][5]	Bridge	C/O achieved Aug. 2018	17,738	17,674	718	15,962
3/2/2018	Miami 6 [2]	Bridge	C/O achieved Aug. 2016	13,370	13,370	-	17,970
3/2/2018	Miami 7 [2][5]	Bridge	C/O achieved Mar. 2018	18,462	18,311	832	17,485
3/2/2018	Miami 8 [2]	Bridge	C/O achieved Dec. 2016	13,553	13,553	-	14,396
Subtotal Bridge Investments				**$83,324**	**$83,109**	**$1,550**	**$89,478**
Total REIT Committed Investments - as of 6/30/2019				**$695,669**	**$502,407**	**$197,629**	**$566,367**
Total REIT Committed Investments + Wholly-Owned Properties - as of 6/30/2019				**$783,944**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 6/30/2019. | **(1)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 6/30/2019. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 6/30/2019. | **(4)** Estimated C/O dates represent the Company's best estimate as of 6/30/2019, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment. | **(6)** On July 2, 2019, the Company entered into an agreement with the borrower on its Miami construction loan pursuant to which the Company acquired all of the interests in the entity that owns the property that secured the loan, and both parties dismissed all state court litigation related to that loan.

24

September 2019 Investor Presentation

PORTFOLIO DETAIL – CONTINUED

Current Portfolio

$ in 000s Date Acquired	Location (MSA)	Investment Type	Date Opened	JCAP Capital Investment [1]	Size (NRSF) [2]	Months Open [3]	% Physical Occupancy [3]
Heitman Joint Venture							
1/28/2019	Jacksonville	Wholly-Owned	7/26/2017	$12,564	80,621	25	86.8%
1/28/2019	Atlanta 2	Wholly-Owned	9/14/2017	10,079	70,139	23	67.6%
1/28/2019	Denver	Wholly-Owned	12/14/2017	13,899	85,575	20	66.0%
1/28/2019	Atlanta 1	Wholly-Owned	4/12/2018	11,770	71,147	17	53.6%
Subtotal Heitman JV Wholly-Owned Properties				**$48,312**	**307,482**	**21**	**69.0%**

Closing Date	Location (MSA)	Investment Type	Status	Size	Funded Investment [4]	Remaining Unfunded Commitment	Fair Value
Heitman Joint Venture							
5/14/2015	Miami 1 [5]	Development	C/O achieved Feb. 2018	$13,867	$12,722	$1,145	$15,455
5/14/2015	Miami 2 [5]	Development	C/O achieved Oct. 2018	14,849	14,518	331	15,676
9/25/2015	Fort Lauderdale [5]	Development	C/O achieved Jul. 2018	13,230	12,898	332	17,034
4/15/2016	Washington DC [5]	Development	C/O achieved Sep. 2017	17,269	17,269	-	20,162
7/21/2016	New Jersey [5]	Development	C/O achieved Jan. 2019	7,828	6,964	864	8,302
9/28/2016	Columbia [5]	Development	C/O achieved Aug. 2017	9,199	9,071	128	9,996
12/22/2016	Raleigh [5]	Development	C/O achieved Jun. 2018	8,877	8,725	152	9,292
Subtotal Heitman JV Development				**$85,119**	**$82,167**	**$2,952**	**$95,917**
Total Heitman JV Committed Investments + Wholly-Owned Properties - as of 6/30/2019				**$133,431**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments + Wholly-Owned Properties - as of 6/30/2019				**$917,375**	**NA**	**NA**	**NA**
Recent REIT Level Investments - Closed 6/30/2019 - 8/31/2019							
7/11/2019	New York City 9	Development	C/O expected Q2 2021	13,095	NA	NA	NA
8/21/2019	New York City 10	Development	C/O expected Q4 2020	8,674	NA	NA	NA
Total Recent REIT Level Investments - Closed 6/30/2019 - 8/31/2019				**$21,769**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 6/30/2019. | **(1)** JCAP Capital investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. | **(2)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(3)** Months open and physical occupancy as of 8/27/2019. Average physical occupancy weighted based on NRSF. | **(4)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(5)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 6/30/2019.

25

September 2019 Investor Presentation JCAP IS AN EQUITY REIT, NOT A MORTGAGE REIT TYPICAL MORTGAGE REIT .. Higher corporate leverage, including leverage of junior debt .. No equity participation .. Structured finance arbitrage rather than property focus .. Communication with borrowers only when problems or reporting of covenant compliance JERNIGAN CAPITAL .. Low corporate leverage .. Equity participations that allow investors to participate in property appreciation .. Specific niche property focus led by team with decades of experience in self-storage .. Rights of first refusal for purchase of all new development .. Ongoing operations reporting and dialogue .. Equity REIT characteristics of JCAP investments .. 49.9% equity interest in every transaction; emphasis on value creation vs. immediate cash flow .. RoFR in every transaction + developer relationship = definitive bridge to property ownership .. 24/7 access to operating information .. 24/7 communication with developer partners 26

September 2019 Investor Presentation HEITMAN CAPITAL MANAGEMENT JOINT VENTURE OVERVIEW JV Partner Heitman Capital Management LLC Initial Investment Structure 90% Heitman / 10% JCAP Current JV Commitment $133 million (including capital investment in the four properties wholly-owned by the venture) JCAP Fee Overview A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR Substantial Advantages of this Structure Match funding, no dilution, favorable promote structure .. On March 7, 2016, JCAP, through its operating company, entered into a limited liability company agreement to form a real estate venture (“JV”) partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $123.3 million. .. On January 28, 2019, the JV purchased 100% of the developers' interests in the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments for an acquisition price of $12.1 million. The SL1 Venture now wholly-owns the self-storage facilities underlying these investments. .. On February 27, 2019, the SL1 Venture closed on a $36.1 million term loan secured by these four properties. LIBOR on the full notional amount of the term debt was fixed with an interest rate swap effective 4/1/19 resulting in a total interest rate of 4.44%. 27

September 2019 Investor Presentation HIGHLAND CAPITAL SERIES A PREFERRED OVERVIEW Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through September 2018 Current Balance $129.3 million as of June 30, 2019(1) Investment Term JCAP has the right to redeem Series A Preferred Stock after August 1, 2021 Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A Preferred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR In January 2018, executed amendment to the agreement which has the effect of leveling out the PIK dividend through the second quarter of 2021 Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests .. On July 27, 2016, JCAP entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock 28 (1) Includes additional Series A Preferred Stock issued as PIK dividend payment, as elected by Highland.

September 2019 Investor Presentation SERIES B PREFERRED STOCK OVERVIEW NYSE Symbol JCAP-PB Structure of the Investment Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share with a liquidation preference of $25.00 per share Current Investment Size $39.3 million or 1,571,734 shares as of June 30, 2019 Investment Term JCAP has the right to redeem Series B Preferred Stock on or after January 26, 2023 Cost of Capital 7% cash dividend .. On January 26, 2018, JCAP issued $37.5 million of Series B cumulative redeemable perpetual preferred stock (“Series B Preferred Stock”) through a public offering 29

September 2019 Investor Presentation CREDIT FACILITY OVERVIEW Lead Lenders / Arrangers KeyBank Capital Markets, Inc., Raymond James Bank, N.A. and BMO Harris Bank N.A. Structure of the Investment Senior secured revolving credit facility Current Balance As of June 30, 2019, the Company had $62.9 million outstanding on the credit facility. Term Three years, expiring December 28, 2021 with two one-year extension options to December 28, 2023 Capacity Up to $235 million debt capital, expandable up to $400 million with accordion feature, upon satisfaction of certain conditions. As of June 30, 2019, the Company had $162.9 million of total availability (before considering any amounts outstanding), and, based on expected C/Os, anticipates its borrowing base to increase over the balance of 2019. Cost of Capital Interest at rates between 225 and 325 basis points over 30-day LIBOR Primary Amendments to Original Facility Expanded facility by $135 million, increased accordion by $65 million, extended maturity by 3 ½ years (including extension options), lowered pricing by 50bps, and added a third tranche to the borrowing base for non-stabilized wholly-owned real estate .. In December 2018, JCAP entered into an amended and restated senior secured revolving credit facility of up to $235 million with a syndicate of banks led by KeyBank National Association, Raymond James Bank, N.A., and BMO Harris Bank N.A. 30

September 2019 Investor Presentation TERM LOANS OVERVIEW Lender FirstBank Structure of the Investment Secured by first mortgages on five of JCAP’s wholly-owned self-storage facilities Investment Size $41.2 million as of August 31, 2019 Term Three years – August 2021 maturity date Cost of Capital Interest at floating variable rate of one-month LIBOR plus 225 basis points, which resets monthly Substantial Advantages of this Structure Match funding, no dilution, lower-cost capital .. On August 17, 2018, certain wholly-owned subsidiaries of JCAP entered into loan agreements with FirstBank providing three term loans in the aggregate principal amount of $24.9 million. These term loans are secured by first mortgages on three of the Company’s wholly-owned self- storage facilities .. On January 18, 2019, a wholly-owned subsidiary of JCAP entered into a loan agreement with FirstBank providing a term loan with a principal amount of $9.2 million secured by one of the Company’s wholly-owned self-storage facilities. .. On August 13, 2019, a wholly-owned subsidiary of JCAP entered into a loan agreement with FirstBank providing a term loan with a principal amount of $7.1 million secured by one of the Company’s wholly-owned self-storage facilities. 31